Exhibit 10.13

Supplementary Agreement to Breeding Pig Exclusive Sales Agreement

(unofficial English translation)

Party A: Heilongjiang Senyu Animal Husbandry Co., Ltd.
Legal Representative: Shang Zhenyu

Party B: Harbin Golden Lotus Inc.
Legal Representative: Li Xinqiang

As of Article 5 of the Breeding pig Exclusive Sales Agreement by and between Heilongjiang Senyu Animal Husbandry Co., Ltd. and Harbin Golden Inc., the parties agree the following supplementary agreement:

Article 1.
In the original agreement, it provides that "the target sales quantity of Harbin Golden Lotus Economy Trade Co., Ltd. shall be no less than 7800 breeding pigs per year and 1950 breeding pigs per season". Such quantity is subject to the normal operation of Heilongjiang Sengyu Breeding Pig Factory;

Article 2.	If the operation of Heilongjiang Sengyu Breeding pig Factory is not in normal condition, then the target sales quantity of Harbin Golden Lotus Inc. shall be equal to the actual produced breeding pigs.

Party A: Heilongjiang Senyu Animal Husbandry Co., Ltd.
(Signature and stamp)
[Stamp of Party A here]

January 8, 2010

Party B: Harbin Golden Lotus Inc.
(Signature and stamp)
[Stamp of Party B here]

January 8, 2010